SETTLEMENT AGREEMENT



                            Dated as of May 13, 2004



                                      AMONG



                            GATEWAY DISTRIBUTORS LTD



                                       AND



                                 HERBALLY YOURS



                                       AND



                                BLAINE WENDTLAND


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                              SETTLEMENT AGREEMENT
                              --------------------



     THIS SETTLEMENT AGREEMENT ("Agreement"), dated as of May 13, 2004 is by and among Gateway Distributors Ltd., a Nevada corporation (Gateway), and Herbally Yours an Arizona corporation (Herbally Yours)

Accordingly, and in consideration of the representations, warranties, covenants, agreements and conditions herein contained, the parties hereto agree as follows:

1. All legal actions by Herbally Yours and Blaine Wendtland along with any affiliates and / or related parties will immediately be terminated.

2. Release of liability for all future lawsuits related to the previous business dealings will apply to both parties and all related parties of either side.

3.   No  Compete  Clause. Both parities agree to developing marketing strategies
     --------------------
to enhance each others business. Herbally Yours will refer all new business to Gateway regarding CHF and GHF sales.

4. Herbally Yours agrees to manufacture products for Gateway and its clients. The CHF product will be produced at $1.50 per unit. The cost of the GHF will be determined once the formula is given to Herbally Yours to review.

6. Gateway will offer CHF to its customer base along with their existing products.

7. Herbally Yours will change its current label to remove manufactured by the makers of GHF.

8.  Governing  Law.  This  Agreement  and  the legal relations among the parties
    --------------
hereto shall be governed by and construed in accordance with the internal substantive laws of the State of Nevada (without regard to the laws of conflict that might otherwise apply) as to all matters, including without limitation matters of validity, construction, effect, performance and remedies.

A good faith effort will be made on behalf of both parties to promote the sale of both GHF and CHF using Gateway as the supplier and Herbally Yours as the manufacturer.


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     IN  WITNESS  WHEREOF,  the  parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


GATEWAY  DISTRIBUTORS,  LTD


By:____________________________          Date  _____________
     Richard  A.  Bailey,
     President  /  CEO


HERBALLY  YOURS

_______________________________          Date  ____________
President




INDIVIDUAL


_______________________________          Date  ____________
Blaine  Wendtland


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